UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street

Thornton, CO 80241

(Address of principal executive offices)

(720) 872-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2022, Ascent Solar Technologies, Inc. (the “Company”) entered into a Securities Purchase Contract (the “Purchase Contract”) with two institutional investors (each, an “Investor” and collectively, the “Investors”) for the issuance of $12,500,000 in aggregate principal amount of Senior Secured Original Issue 10% Discount Convertible Advance Notes, for a purchase price of $11,250,000 in cash, net of an original issuance discount of $1,250,000 (the “Registered Advance Notes”), and which will bear interest at a rate of 4.5% per annum, payable, at the option of the Company, in kind or in cash, subject to certain conditions, and which is convertible, at the option of the holders from time to time, into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in the amounts and on the terms set forth in the Registered Advance Notes, or repayable in cash at maturity 18 months after the issuance thereof, pursuant to a direct registered offering (the “Registered Offering”).

Under the Purchase Contract, in a concurrent private placement (the “Private Placement”), the Company (i) issued to the Investors an additional $2,500,000 in aggregate principal amount of Senior Secured Original Issue 10% Discount Convertible Advance Notes, for a purchase price, together with the warrants described in (ii) below, of $2,250,000 in cash, net of an original issuance discount of $250,000 (the “Private Placement Advance Notes” and, together with the Registered Advance Notes, the “Advance Notes”), and which will bear interest at a rate of 4.5% per annum, payable, at the option of the Company, in kind or in cash, subject to certain conditions, and is convertible, at the option of the holders from time to time, into shares of the Company’s Common Stock in the amounts and on the terms set forth in the Private Placement Advance Notes, or repayable in cash at maturity 18 months after the issuance of the Private Placement Advance Note and (ii) granted to the Investors warrants to purchase up to 2,513,406 shares of Common Stock (the “Warrants”), which have a five year term and an exercise price of $3.93 per share, in each case subject to adjustment in accordance with the terms thereof.

The Registered Advance Notes were offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-267971), which was initially filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2022, amended on November 3, 2022, and declared effective by the SEC on November 7, 2022, and a related prospectus supplement, dated December 19, 2022. The legal opinion of Burr & Forman LLP relating to the Registered Advance Note and the shares of Common Stock underlying the Registered Advance Note is filed as Exhibit 5.1 to this Current Report on Form 8-K.

In connection with the Registered Offering and the Private Placement, the Company sought and received stockholder approval to issue more than 19.99% of its issued and outstanding shares of Common Stock pursuant to the Registered Advance Note, the Private Placement Advance Note, the Additional Advance Notes (as defined below) and the Warrants, in compliance with Nasdaq Listing Rule 5635(d), pursuant to a written consent (the “Written Consent”) that was executed by shareholders holding a majority of the total outstanding voting power of the outstanding shares of capital stock of the Company, on a combined basis. The Written Consent shall be effective no later than 20 days after the Company distributes a Definitive Information Statement on Schedule 14(c) to its stockholders notifying them of the Written Consent. The Company intends to file its Preliminary Information Statement on Schedule 14C within 10 days following the closing of the transactions contemplated by the Purchase Contract.

The Company intends to use the net proceeds received from the Registered Offering and the Private Placement to pay fees and expenses relating to the Registered Offering and the Private Placement and for working capital and other general corporate purposes, which may include, among other things, financing its continued growth, strategic investments in potential partners, capital expenditures and to satisfy other working capital requirements.

Purchase Contract and the Registered Advance Note

The following is a summary of the material terms and provisions of the Purchase Contract and the Registered Advance Note.

The Registered Advance Note has a maturity of 18 months from its date of issuance and bears interest at a rate of 4.5% per annum, payable on a quarterly basis in arrears on each March 31, June 30, September 30, December 31 and on the maturity date (each, an “interest payment date”), beginning with an initial interest payment date of March 31, 2023, at the option of the Company (1) (a) subject to the satisfaction of certain equity conditions on the applicable interest payment date, through a registered direct offering of PIK advance notes (the “Registered PIK Advance Notes”) to the Investors and (b) if certain equity conditions are not satisfied or the Company is otherwise unable to issue Registered PIK Advance Notes to the Investors, through a private placement of PIK advance notes to the Investors (the “Private Placement PIK Advance Notes” and, together with the Registered PIK Advance Notes, the “PIK Advance Notes”), or (2) in cash. The PIK Advance Notes will have the same maturity date as the Registered Advance Notes and will otherwise be subject to the same terms, including conversion terms, as the Registered Advance Notes or the Private Placement Advance Notes, as applicable, except that Registered PIK Advance Notes will not bear interest and Private Placement PIK Advance Notes will bear interest at a rate of 4.5% per annum, payable in kind quarterly in arrears and capitalized to the outstanding principal amount of the Private Placement PIK Advance Notes on each interest payment date, and shall be payable in cash at maturity. The Registered Advance Notes (together with any accrued interest thereon) will be repayable in cash in full upon maturity. Pursuant to the Registered Advance Notes, the Investors may, upon delivery of a Conversion Notice to the Company, elect to receive repayment of all or any portion of the principal amount of the Registered Advance Note in shares of the Company’s Common Stock at the Conversion Price, which is equal to the lower of (1) a 30% premium to the average of the five most recent daily volume weighted average price (“VWAPs”) of the Common Stock as measured on the day prior to the issuance of the Registered Advance Notes (the “Fixed Conversion Price”) and (2) 92.5% of the three lowest VWAPs of the Common Stock on the 10 trading days preceding delivery of a Conversion Notice by an Investor, provided that the Conversion Price may in no event be less than $0.29 (or as much as $0.57, if required in accordance with the rules and regulations of Nasdaq) (the “Floor Price”), provided that, at such time as the Conversion Price would otherwise be below the Floor Price (without giving effect to this restriction), on conversion, the Company will pay to the Investors, in cash, an amount equal to (y) the difference between the number of shares of Common Stock that would have been issued at the Conversion Price (without giving effect to the Floor Price) and the number of shares of Common Stock actually issued based on the Floor Price, multiplied by (z) the VWAP of the Common Stock on the date of conversion. The Company has agreed to maintain at all times a reserve of shares of Common Stock equal to three times the number of shares issuable under the Registered Advance Note, the Private Placement Advance Note, any PIK Advance Notes, any Additional Advance Notes and the Warrants. With respect to shares of Common Stock issuable on conversion of the Registered Advance Notes and the Private Placement Advance Notes, each Investor has agreed not to sell, in any calendar month, more than 35% of the aggregate daily traded value of the Company’s Common Stock during such calendar month.

The Fixed Conversion Price of the Registered Advance Notes is subject to certain anti-dilution adjustments, including in the event of any stock splits or combinations, certain dividends and distributions, reclassification, exchange or substitution of the Company’s Common Stock or in the event that the Company issues shares of Common Stock, securities convertible into, exercisable for or exchangeable for the Company’s Common Stock (“convertible securities”), rights or options to acquire Common Stock or convertible securities or any combination thereof, including as units with other securities or property in an integrated transaction, at a purchase or conversion, exercise or exchange price of less than the Fixed Conversion Price then in effect with respect to the Registered Advance Notes, in which case the Fixed Conversion Price shall be reduced to the lowest price paid for a share of Common Stock or unit (or the lowest conversion or exercise price at which purchasers of any convertible securities or options or rights to acquire the Company’s Common Stock or convertible securities may acquire a share of Common Stock pursuant to the terms of such convertible securities) in such transaction, with such lowest price per share being subject to calculation in accordance with the terms of the Registered Advance Notes.

In addition, the Investors have the option to require early prepayment of the principal amount of the Registered Advance Notes in cash from up to 30% of the gross proceeds of any subsequent issuance by the Company, for cash, of shares of the Company’s Common Stock or convertible securities, or any combination of units thereof, subject to customary exceptions for, among other things, equity compensation of up to 10% of the Company’s outstanding Common Stock (provided that employees, officers and directors who receive such equity compensation shall execute lock-up agreements or otherwise be subject to restrictions on trading of any such shares received during the Restricted Period (as defined below)), “restricted securities” issued pursuant to certain strategic transactions approved by the Company’s Board of Directors or to customers and suppliers (provided that such securities shall be issued as “restricted securities” and shall have no registration rights that would permit the resale of such “restricted securities” at any time during the Restricted Period) and any issuance of non-convertible debt (a “Subsequent Financing”). The Investors will also have pre-emptive rights to participate for up to 20% of the securities offered and sold in any Subsequent Financing conducted by the Company during the 18-month term of the Purchase Contract, subject to customary exceptions, provided that in case of the Private Placement Exception (defined below), such pre-emptive right shall instead be a right to participate for up to an additional 20% of the securities offered and sold in such Private Placement Exception (as defined below).

Each of the Registered Advance Notes is convertible, at the option of each holder, in whole or in part, by delivering to the Company a duly executed conversion notice. An Investor (together with its affiliates) may not convert any portion of such Investor’s Registered Advance Note to the extent that the holder would beneficially own more than 4.99% of the Company’s outstanding shares of Common Stock after conversion, except that upon at least 61 days’ prior notice from the Investor to the Company, the Investor may increase the maximum amount of its beneficial ownership of outstanding shares of the Company’s Common Stock after converting the holder’s Registered Advance Note up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Registered Advance Notes.

In the event of a change of control, the Company must deliver to the Investors written notice describing the entry into such agreement within five trading days following such entry. Within 30 days of receipt of such notice, the Investors may require the Company to prepay the Registered Advance Notes at an amount equal to 105% of the outstanding principal amount thereof and any accrued and unpaid interest thereon.

From the closing until 120 days thereafter (the “Restricted Period”), the Company may not issue any equity or equity-linked securities, other than pursuant to a private placement (the “Private Placement Exception”) of not more than $5,000,000 in aggregate amount of the Company’s Common Stock or common stock equivalent issued as “restricted securities” without registration rights that would require or permit the registration of such “restricted securities” for resale at any time during the Restricted Period or provide for any participation rights.

The Purchase Contract and Registered Advance Notes also contain additional and supplementary provisions, including customary representations and warranties and affirmative covenants regarding timely delivery of shares on conversion, compliance with securities laws and timely filing of Securities Exchange Act of 1934, as amended (the “Exchange Act”), reports, reservation and listing of the shares issuable on conversion, preservation of existence, use of proceeds, maintenance of properties, intellectual property and insurance, payment of taxes and, beginning on the date of the issuance of the first monthly advance pursuant to the Purchase Contract (as described below), a covenant to maintain an aggregate minimum cash balance of $3,000,000 in the Company’s bank accounts. The Purchase Contract and the Registered Advance Notes also contain restrictions on the consummation of fundamental transactions such as consolidation, merger, disposition of substantial assets or change of control, unless the successor entity assumes all obligations of the Company under the Purchase Contract and Registered Advance Notes, and subject to the Investors’ change of control put right described above, as well as conducting any reverse or forward stock split or reclassification of the Company’s Common Stock, conducting any variable rate equity financings, incurrence of debt and liens, other than certain permitted indebtedness and liens, payment of other debt, payment of cash dividends, transfers of assets and affiliate transactions, in each case subject to certain exceptions or the written consent of holders of 66% of the outstanding Registered Advance Notes and Private Placement Advance Notes. The Company has also agreed to indemnify the Investors for any breach of any of its representations, warranties, covenants or agreements in the Purchase Contract or Registered Advance Note and for any action instituted by the Company against the Investors for other than material breach or due to any conduct that is finally judicially determined to constitute fraud, gross negligence or willful misconduct.

The Purchase Contract and Registered Advance Notes also contain certain monetary penalties for the Company’s failure to timely deliver unrestricted shares on conversion within the standard settlement period, including a requirement for the Company to, at the option of each Investor, repurchase any portion of the Registered Advance Note for which conversion has been requested and the Company is unable to timely deliver shares at the VWAP of the Common Stock on the date of conversion, and failure to maintain current public information regarding the Company. The obligations of the Company under the Purchase Contract are secured by a pledge of all assets of the Company pursuant to a Security Agreement, dated as of December 19, 2022, by and among the Company, the Investors and the Additional Advance Notes Investor (as defined below), as collateral agent (the “Security Agreement”), and will be guaranteed by future material subsidiaries of the Company, in each case, subject to certain exceptions.

The Registered Advance Notes contain customary events of default, including, among others, (i) failure to pay or timely deliver shares under the terms of the Registered Advance Note; (ii) a default, subject to any valid waiver thereof, in the performance or breach of any covenant or warranty of the Company in the Purchase Contract or the Registered Advance Note; (iii) failure to deliver freely tradeable shares; (iv) certain events of bankruptcy, insolvency or reorganization; (v) failure to comply with the listing rules of Nasdaq; and (vi) damage to the Company’s facilities that could result in a material adverse effect. Upon the occurrence of an event of default, at the Investors’ option (1) the Company will be obligated to pay the amounts outstanding under the Registered Advance Note at a repayment price equal to the sum of (a) the greater of (i) the outstanding principal amount thereof divided by the Conversion Price on the date the payment is either (A) demanded (if demand or notice is required) or otherwise due, or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the payment is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 120% of the outstanding principal amount thereof and accrued and unpaid interest thereon, and (b) accrued and unpaid interest thereon or (2) the Registered Advance Notes will be convertible at a reduced conversion price of 80% of the average of the three lowest daily VWAPs of the Company’s Common Stock during the 10 trading days immediately preceding the conversion date or the date of the applicable event of default.

Pursuant to the Purchase Contract, after the date that is 210 days after the date of the Purchase Contract, subject to the satisfaction of certain terms and conditions set forth in the Purchase Contract, on not less than five business days’ notice, the Company may request that one of the Investors (the “Additional Advance Notes Investor”) acquire from the Company for a purchase price equal to 90% of the principal amounts thereof, additional Advance Notes (the “Additional Advance Notes”) to be issued in a registered direct offering in an aggregate principal amount not to exceed $1,000,000 (or, with the consent of the Additional Advance Notes Investor, $2,000,000) in any given month, up to an aggregate principal amount of $35,000,000 of Additional Advance Notes, provided, however, that no more than one Additional Advance Note may be issued during any 30-day period. The Company will offer such Additional Advance Notes pursuant to a prospectus supplement to this prospectus, to be filed prior to the closing of any sale of Additional Advance Notes under the Purchase Contract, which prospectus supplement will cover the issuance and sale of such Additional Advance Notes and the shares of Common Stock issuable thereunder. The Additional Advance Notes Investor will have the right to purchase, at its option, up to two issuances of Additional Advance Notes, in an aggregate principal amount of $1,000,000 each. The issuance and sale of any Additional Advance Notes is subject to, among other terms and conditions, certain equity conditions, including the average of the average daily trading values of the Common Stock as reported by Bloomberg L.P. during the immediately preceding 20 trading day period (the “equity conditions measurement period”), excluding the three trading days with the highest average daily trading values and the three trading days with the lowest average daily trading values, being at least $250,000 per trading day and, for at least 15 trading days during the applicable equity conditions measurement period (whether or not consecutive), the Company’s market capitalization being at least $75,000,000. Each issuance of Additional Advance Notes under the Purchase Contract is also subject to not more than $2,000,000 in aggregate principal amount of the Advance Notes or Additional Advance Notes remaining outstanding prior to the issuance of such Additional Advance Notes.

Beginning with the date that is 210 days after the date of the Purchase Contract, the Company may notify the Investors of its intent to terminate the Purchase Contract, and upon receipt of such notification, (1) if the Additional Advance Notes Investor has not exercised one or both of its options to acquire Additional Advance Notes, the Additional Advance Notes Investor will have 60 trading days to exercise one such option or, if the Additional Advance Notes Investor has not yet exercised both options and exercises at least one during such initial 60 trading day period, 90 trading days to exercise two options to acquire Additional Advance Notes, after which date the Additional Advance Notes Investor’s option to acquire any Additional Advance Notes will expire, and (2) after such applicable date, at such time as the aggregate outstanding principal amount of all Advance Notes is less than $300,000, the Company will have the right, on 20 trading days’ prior written notice, to repay the aggregate outstanding principal amount and all accrued and unpaid interest on any Advance Notes then outstanding in cash, at a repayment price equal to 120% of the principal amount thereof, plus accrued and unpaid interest, subject to the prior right of the Investors to elect to take repayment of such amount in shares of the Company’s Common Stock, and to terminate its obligations under the Purchase Contract and related transaction documents.

There is no established trading market for the Purchase Contract or the Registered Advance Note, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for the Purchase Contract or the Registered Advance Notes on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Purchase Contract and the Registered Advance Notes will be limited.

Except as otherwise provided in the Purchase Contract or the Registered Advance Notes, as applicable, or by virtue of the Investors’ ownership of shares of Common Stock, the Investors’ interest in the Purchase Contract or Registered Advance Notes does not have the rights or privileges of holders of shares of the Company’s Common Stock, including any voting rights, until such time that any holder’s Registered Advance Note is converted into shares of the Company’s Common Stock.

Private Placement Advance Note

The following is a summary of the material terms and provisions of the Private Placement Advance Note.

The Private Placement Advance Note has a maturity of 18 months from its date of issuance and bears interest at a rate of 4.5% per annum, payable on a quarterly basis in arrears on each March 31, June 30, September 30, December 31 and on the maturity date, beginning with an initial interest payment date of March 31, 2023, at the option of the Company (1) (a) subject to the satisfaction of certain equity conditions on the applicable interest payment date, through a registered direct offering of Registered PIK Advance Notes to the Investors and (b) if certain equity conditions are not satisfied or the Company is otherwise unable to issue Registered PIK Advance to the Investors, through a private placement of Private Placement PIK Advance Notes. The PIK Advance Notes will have the same maturity date as the Private Placement Advance Notes and will otherwise be subject to the same terms, including conversion terms, as the Registered Advance Note or the Private Placement Advance Note, as applicable, except that Registered PIK Advance Notes will not bear interest and Private Placement PIK Advance Notes will bear interest at a rate of 4.5% per annum, payable in kind quarterly in arrears and capitalized to the outstanding principal amount of the Private Placement PIK Advance Notes on each interest payment date, and shall be payable in cash at maturity. The Private Placement Advance Notes (together with any accrued interest thereon) will be repayable in cash in full upon maturity. Pursuant to the Purchase Contract, the Investors may, upon delivery of a Conversion Notice to the Company, elect to receive repayment of all or any portion of the principal amount of the Private Placement Advance Note in shares of Common Stock, at a Conversion Price equal to the lower of (1) a 30% premium to the average of the five most recent VWAPs of the Common Stock as measured on the day prior to the issuance of the Private Placement Advance Note and (2) 92.5% of the three lowest VWAPs of the Common Stock on the 10 trading days preceding delivery of a Conversion Notice by an Investor, provided that the Conversion Price may in no event be less than the Floor Price, provided that, at such time as the Conversion Price would otherwise be below the Floor Price (without giving effect to this restriction), on conversion, the Company will pay to the Investors, in cash, an amount equal to (y) the difference between the number of shares of Common Stock that would have been issued at the Conversion Price (without giving effect to the Floor Price) and the number of shares of Common Stock issued based on the Floor Price, multiplied by (z) the VWAP of the Common Stock on the date of conversion. The Company has agreed to maintain at all times a reserve of shares of Common Stock equal to three times the number of shares issuable under the Registered Advance Note, the Private Placement Advance Note, any PIK Advance Notes, any Additional Advance Notes and the Warrants. With respect to shares of Common Stock issuable on conversion of the Registered Advance Notes and the Private Placement Advance Notes, each Investor has agreed not to sell, in any calendar month, more than 35% of the aggregate daily traded value of the Company’s Common Stock during such calendar month.

The Fixed Conversion Price of the Private Placement Advance Notes is subject to certain anti-dilution adjustments, including in the event of any stock splits or combinations, certain dividends and distributions, reclassification, exchange or substitution of the Company’s Common Stock or in the event that the Company issues shares of Common Stock, convertible securities, rights or options to acquire Common Stock or convertible securities or any combination thereof, including as units with other securities at a purchase or conversion, exercise or exchange price of less than the Fixed Conversion Price then in effect with respect to the Private Placement Advance Notes, in which case the Fixed Conversion Price shall be reduced to the lowest price paid for a share of Common Stock or unit (or the lowest conversion or exercise price at which purchasers of any convertible securities or options or rights to acquire the Company’s Common Stock or convertible securities may acquire a share of Common Stock pursuant to the terms of such convertible securities) in such transaction, with such lowest price per share being subject to calculation in accordance with the terms of the Private Placement Advance Notes.

In addition, the Investors have the option to require early prepayment of the principal amount of the Private Placement Advance Notes in cash from up to 30% of the gross proceeds of any Subsequent Financing. The Investors will also have pre-emptive rights to participate for up to 20% of the securities offered and sold in any Subsequent Financing conducted by the Company during the 18-month term of the Purchase Contract, subject to customary exceptions, provided that in case of the Private Placement Exception, such pre-emptive right shall instead be a right to participate in up to an additional 20% of the securities offered and sold in such Private Placement Exception.

Each of the Private Placement Advance Notes is convertible, at the option of each holder, in whole or in part, by delivering to the Company a duly executed conversion notice. An Investor (together with its affiliates) may not convert any portion of such Investor’s Private Placement Advance Note to the extent that the Investor would beneficially own more than 4.99% of the Company’s outstanding shares of Common Stock after conversion, except that upon at least 61 days’ prior notice from the Investor to the Company, the Investor may increase the maximum amount of its beneficial ownership of the Company’s outstanding shares of Common Stock after converting the holder’s Private Placement Advance Note to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Private Placement Advance Note.

In the event of a change of control, the Company must deliver to the Investors written notice describing the entry into such agreement within five trading days following such entry. Within 30 days of receipt of such notice, the Investors may require the Company to prepay the Private Placement Advance Notes at an amount equal to 105% of the outstanding principal amount thereof and any accrued and unpaid interest thereon.

During the Restricted Period, the Company may not issue any equity or equity-linked securities, other than pursuant to a private placement of not more than $5,000,000 in aggregate amount of the Company’s Common Stock or common stock equivalent issued as “restricted securities” without registration rights that would require or permit the registration of such “restricted securities” for resale at any time during the Restricted Period or provide for any participation rights.

The Purchase Contract and Private Placement Advance Notes also contain additional and supplementary provisions, including customary representations and warranties and affirmative covenants regarding timely delivery of shares on conversion, compliance with securities laws and timely filing of Exchange Act reports, reservation and listing of the shares issuable on conversion, preservation of existence, use of proceeds, maintenance of properties, intellectual property and insurance, payment of taxes and, beginning on the date of the issuance of the first monthly advance pursuant to the Purchase Contract, a covenant to maintain an aggregate minimum cash balance of $3,000,000 in the Company’s bank accounts. The Purchase Contract and the Private Placement Advance Notes also contain restrictions on the consummation of fundamental transactions such as consolidation, merger, disposition of substantial assets or change of control unless the successor entity assumes all obligations of the Company under the Purchase Contract and Private Placement Advance Notes, and subject to the Investors’ change of control put right described above, as well as conducting any reverse or forward stock split or reclassification of the Company’s Common Stock, conducting any variable rate equity financings, incurrence of debt and liens, other than certain permitted indebtedness and liens, payment of other debt, payment of cash dividends, transfers of assets and affiliate transactions, in each case subject to certain exceptions or the written consent of holders of 66% of the outstanding Registered Advance Notes and Private Placement Advance Notes. The Company has also agreed to indemnify the Investors for any breach of any of its representations, warranties, covenants or agreements in the Purchase Contract or Private Placement Advance Notes and for any action instituted by the Company against the Investors for other than material breach or due to any conduct that is finally judicially determined to constitute fraud, gross negligence or willful misconduct. The Purchase Contract and Private Placement Advance Notes also contain certain monetary penalties for the Company’s failure to timely deliver unrestricted shares on conversion within the standard settlement period, including a requirement for the Company to, at the option of the Investors, repurchase any portion of the Private Placement Advance Notes for which conversion has been requested and the Company is unable to timely deliver shares at the VWAP of the Common Stock on the date of conversion, and failure to maintain current public information regarding the Company. The obligations of the Company under the Purchase Contract are secured by a pledge of all assets of the Company pursuant to the Security Agreement and will be guaranteed by future material subsidiaries of the Company, in each case, subject to certain exceptions.

The Private Placement Advance Notes contain customary events of default, including, among others, (i) failure to pay or timely deliver shares under the terms of the Private Placement Advance Note; (ii) a default, subject to any valid waiver thereof, in the performance or breach of any covenant or warranty of the Company in the Purchase Contract or the Private Placement Advance Note; (iii) failure to deliver freely tradeable shares; (iv) certain events of bankruptcy, insolvency or reorganization involving the Company; (v) failure to comply with the listing rules of Nasdaq; and (vi) damage to the Company’s facilities that could result in a material adverse effect. Upon the occurrence of an event of default, at the Investor’s option (1) the Company will be obligated to pay the amounts outstanding under the Private Placement Advance Notes at a repayment price equal to the sum of (a) the greater of (i) the outstanding principal amount thereof divided by the Conversion Price on the date the payment is either (A) demanded (if demand or notice is required) or otherwise due, or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the payment is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 120% of the outstanding principal amount thereof and accrued and unpaid interest thereon, and (b) accrued and unpaid interest thereon or (2) the Private Placement Advance Notes will be convertible at a reduced conversion price of 80% of the average of the three lowest daily VWAPs of the Company’s Common Stock during the 10 trading days immediately preceding the conversion date or the date of the applicable event of default.

There is no established trading market for the Private Placement Advance Notes, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for the Private Placement Advance Notes on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Private Placement Advance Notes will be limited.

Except as otherwise provided in the Purchase Contract or the Private Placement Advance Notes, as applicable, or by virtue of the Investors’ ownership of shares of Common Stock, the Investors’ interest in the Purchase Contract or Private Placement Advance Notes does not have the rights or privileges of holders of shares of the Company’s Common Stock, including any voting rights, until such time that a holder’s Private Placement Advance Note is converted into shares of the Company’s Common Stock.

Warrants

The following is a summary of the material terms and provisions of the Warrants.

The Warrants are exercisable for 2,513,406 shares of the Company’s Common Stock, at an exercise price equal to $3.93 per share, in each case subject to adjustment in the event of share dividends, share splits, reorganizations or similar events affecting shares of the Company’s Common Stock, as well as future issuance by the Company of securities with a purchase or conversion, exercise or exchange price that is less than the exercise price of the Warrants in effect at any time. The Warrants will be exercisable for five years from their date of issuance. The Warrants will be issued in certificated form only.

The Warrants are exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of Common Stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s Warrants to the extent that the holder would beneficially own more than 4.99% of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of its beneficial ownership of outstanding shares of Common Stock after exercising the holder’s Warrants up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants.

If there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the shares of Common Stock issuable upon exercise of the Warrants, then the Warrants will also be exercisable on a “cashless exercise” basis under which the holder will receive upon such exercise a net number of common shares determined according to a formula set forth in the Warrants.

In the event of any fundamental transaction, as described in the Warrants and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of shares of the Company’s Common Stock, then upon any subsequent exercise of a Warrant, the holder will have the right to receive as alternative consideration, for each share of Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of Common Stock for which the Warrant is exercisable immediately prior to such event.

In accordance with its terms and subject to applicable laws, a Warrant may be transferred at the option of the holder upon surrender of the Warrant to the Company together with the appropriate instruments of transfer and payment of funds sufficient to pay any transfer taxes (if applicable).

No fractional shares of Common Stock will be issued upon the exercise of the Warrants. Rather, the number of shares of Common Stock to be issued will, at the Company’s election, either be rounded up to the nearest whole number or the Company will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

There is no established trading market for the Warrants, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for the Warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Warrants will be limited.

Except as otherwise provided in the Warrants or by virtue of the holders’ ownership of shares of Common Stock, the holders of Warrants do not have the rights or privileges of holders of shares of Common Stock, including any voting rights, until such Warrant holders exercise their Warrant.

A Warrant may be modified or amended, or the provisions thereof waived with the written consent of the Company and the holder of the Warrant.

The foregoing descriptions of the Purchase Contract, the Security Agreement, the Registered Advance Notes, the Private Placement Advance Notes and the Warrants do not purport to be complete and are qualified in their entirety by the full text of the Purchase Contract (and the exhibits included therein), the Form of Security Agreement, the Form of Registered Advance Note, the Form of Private Placement Advance Note and the Form of Warrant, which are filed as Exhibits 10.1, 10.2, 4,1, 4.2 and 4.3, respectively, hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Private Placement is hereby incorporated by reference into this Item 3.02. The Private Placement Advance Note and the Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The sale of the Private Placement Advance Notes and Warrants will not involve a public offering and will be made without general solicitation or general advertising. In the Purchase Contract, each Investor represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and it is acquiring the Private Placement Advance Notes and Warrants for investment purposes only and not with a view to any resale, distribution or other disposition of such securities in violation of the United States federal securities laws.

Item 7.01 Regulation FD Disclosure.

On December 20, 2022, the Company issued a press release announcing its entry into the Purchase Contract. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information set forth under this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Registered Advance Note (included as Exhibit B to Exhibit 10.1)
4.2	Form of Private Placement Advance Note (included as Exhibit A to Exhibit 10.1)
4.3	Form of Warrant (included as Exhibit C to Exhibit 10.1)
5.1	Opinion of Burr & Forman LLP
10.1	Securities Purchase Contract, dated as of December 19, 2022
10.2	Form of Security Agreement, dated as of December 19, 2022 (included as Exhibit D to Exhibit 10.1)
23.1	Consent of Burr & Forman LLP (included in Exhibit 5.1)
99.1	Press Release, dated December 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

December 20, 2022	By:	/s/ Paul Warley
Name: Paul Warley
Title: Chief Financial Officer